Vessels and Other Fixed Assets, Net (Table) (Details) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2014	Dec. 31, 2013
Cost
Vessels	$ 541,141	$ 481,086
Other fixed assets	1,433	1,083
Total cost	542,574	482,169
Accumulated depreciation	(165,272)	(155,495)
Vessels and other fixed assets, net	$ 377,302	$ 326,674